As Filed with the U.S. Securities and Exchange Commission on December 10, 2014
1933 Act File No. 33-64872
1940 Act File No. 811-7820

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
__________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 66 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 66 ☒
(Check appropriate box or boxes.)
__________________
American Century Capital Portfolios, Inc. (Exact Name of Registrant as Specified in Charter)
__________________
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices)(Zip Code)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: March 1, 2015

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date), at 8:30 a.m. Central time pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on March 1, 2015 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 1, 2015

American Century Investments
Prospectus

NT Global Real Estate
Investor Class (xxxxx)
Institutional Class (xxxxx)
R6 Class (xxxxx)

The fund is available for purchase only by certain funds of funds advised by American Century Investments.
The fund is closed to other investors.

The Securities and Exchange Commission
has not approved or disapproved these securities
or passed upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	10
Taxes	12
Multiple Class Information	14

©2015 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks high total investment return through a combination of capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	R6
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	R6
Management Fee	1.20%	1.00%	0.85%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.01%	0.86%
1 Other expenses are based on estimated amounts for the current fiscal year.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$124	$385
Institutional Class	$103	$322
R6 Class	$88	$275
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover rate is not available.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. A company is considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time the securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns to the fund, focusing on companies with the potential for stock price appreciation, plus sustainable growth of cash flow to investors. The portfolio managers use the following investment techniques to construct the portfolio: 1) top down investment research, 2) property sector research that allows the managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the securities that comprise, and the individual weights within, the FTSE EPRA/NAREIT Global Index. Of these techniques, the portfolio managers place particular emphasis on property sector research. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is nondiversified and is concentrated in real estate securities, the fund may hold a relatively small number of security positions compared to other diversified funds that hold securities in a broader range of industries.
The fund invests primarily in companies located in developed countries world-wide (including the United States), but may also invest in emerging markets. Under normal market conditions, the fund will invest at least 40% (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30%) of its assets in securities of issuers located outside the United States. The fund will allocate its assets among at least three different countries (one of which may be the United States).

2

Principal Risks

•
Real Estate Investing – An investment in the fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. To the extent the fund invests in companies that make loans to real estate companies, the fund also may be subject to interest rate risk and credit risk.

•
Nondiversification – The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

•
Concentration –Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries.

•
Foreign Securities – The fund invests in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Emerging Markets – Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

•
Currency Risk – Because the fund invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.

•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.

•
Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Principal Loss –At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit americancentury.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Steven R. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015.
Steven Rodriguez, Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015.

3

Purchase and Sale of Fund Shares
The fund is available for purchase only by certain funds of funds advised by American Century Investments. The fund does not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

4

Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks high total investment return through a combination of capital appreciation and current income.
What are the fund’s principal investment strategies?
Under normal market conditions, the fund invests at least 80% of its net assets, in equity securities issued by real estate investment trusts (REITs) and companies engaged in the real estate industry. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns to the fund. The portfolio managers attempt to focus the fund’s investments on real estate companies and REITs with the potential for stock price appreciation, plus sustainable growth of cash flow to investors.
Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
A real estate investment trust (REIT) invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate, and investors receive income from the rents received and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies, and receive income from interest paid on those loans. There are also hybrid REITs, which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The portfolio managers use the following investment techniques to construct the portfolio: 1) top down investment research, 2) property sector research that allows the portfolio managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the securities that comprise, and the individual weights within, the FTSE EPRA/NAREIT Global Index. Of these investment techniques, the portfolio managers place particular emphasis on property sector research. Company level research is focused on earnings, net asset value per share and a quantitative assessment of management strategy. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is nondiversified and concentrated in real estate securities, it may hold a relatively small number of security positions compared to other diversified funds that hold securities in a broader range of industries.
The portfolio managers evaluate each company’s ability to generate earnings over an earnings cycle, not just for the next one or two years. The portfolio managers focus research efforts on determining the normalized earnings and earnings growth of a company, from which they determine if the company’s current price fully reflects its long-term value.
The fund’s assets will be invested primarily in equity securities of issuers located in developed countries world-wide (including the United States). When the portfolio managers believe it is prudent, a portion of the fund’s assets may be invested in equity securities of issuers located in emerging markets. Under normal market conditions, the fund will invest at least 40% (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30%) of its assets in securities of issuers located outside of the United States. The fund will allocate its assets among at least three different countries (one of which may be the United States).
In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
In addition to investing the fund’s assets based on the factors described above, the portfolio managers believe that it is important to allocate the fund’s holdings across different countries and geographical regions in an effort to manage the risks of a global portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

5

When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities of companies, debt obligations of governments and their agencies, and other similar securities.
In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its investment objective of high total investment return.
The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. For more information see Portfolio Turnover in the statement of additional information.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
An investment in the fund may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.
Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.
To the extent the fund invests in mortgage REITs, it will be subject to credit risk and interest rate risk with respect to the loans made by the REITs in which it invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the fund invests.
The fund is classified as nondiversified. Because it is nondiversified, it may hold large positions in a small number of securities. To the extent it maintains such positions, a price change in any one of those securities may have a greater impact on the fund’s share price than if it were diversified.
The fund invests in foreign securities, which is generally riskier than investing in U.S. securities. These additional risks include fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
In addition, investments in foreign countries are subject to currency risk, meaning that because a portion of the fund’s investments are denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries.
The fund considers a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. Those countries also may lack the legal, business and social framework to support securities markets.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

6

The value of the fund’s shares may fluctuate significantly in the short term.
The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
Management
Who manages the fund?
The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For all classes other than R6 Class, a portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.
The fund will pay the advisor a unified management fee of 1.20% for Investor Class, a unified management fee of 1.00% for Institutional Class and unified management fee of 0.85% for R6 Class.
A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor will be available in the fund’s semiannual report dated April 30, 2015.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

7

Steven R. Brown
Mr. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015. He joined American Century Investments in 2008 as a portfolio manager. Prior to joining American Century Investments, he spent seven years at Neuberger Berman, most recently serving as global head of real estate securities. He has a bachelor’s degree in economics and an MBA in finance from New York University Stern School of Business.
Steven Rodriguez
Mr. Rodriguez, Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015. He joined American Century Investments in 2009 as an Investment Analyst and became a portfolio manager in 2013. Prior to joining American Century Investments, he was an associate vice president at Barclays Capital and Lehman Brothers. He has a bachelor’s degree in economics and a Master of Accounting from the University of Michigan.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fundamental Investment Policies
Fundamental investment policies contained in the statement of additional information may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

8

Investing with American Century Investments
Purchase of Fund Shares
The fund’s Investor and Institutional Class shares are available for purchase only by certain funds of funds advised by American Century Investments. The fund’s R6 Class shares are available for purchase by certain funds of funds advised by American Century that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.
Redemptions
Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.
However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.
Special Requirements for Large Redemptions
If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.
We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
Because the fund is available for purchase only by certain funds of funds advised by American Century Investments, we have determined that it is not necessary to monitor trading activity in the fund. Purchases and redemptions of shares by funds of funds are not subject to the frequent trading limitations under American Century Investments’ abusive trading policies and procedures.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

9

Share Price and Distributions

Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.
The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.
The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;

•	a debt security has been declared in default; or

•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally expects to pay distributions from net income and capital gains, if any, once a year. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

10

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.
You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.
The fund may only be purchased by certain funds of funds advised by American Century Investments. We generally reinvest all distributions unless otherwise elected.

11

Taxes
Some of the tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by the fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the fund. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the statement of additional information for a more complete discussion of the tax consequences of owning shares of the fund.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.
Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.
The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your redemptions-including exchanges to other American Century Investments funds-are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

12

Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

13

Multiple Class Information
The fund offers multiple classes of shares, which have different fees and expenses. The difference in the fee structures among the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because American Century does not pay any service, distribution or administrative fees to the financial intermediaries offering such funds of funds, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; and (d) each class may have different exchange privileges.

14

Where to Find More Information

Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the address or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code	Newspaper Listing
NT Global Real Estate Fund
Investor Class
Institutional Class
R6 Class

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments
americancentury.com

P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

Investment Company Act File No. 811-06247

CL-PRS-xxxxx   xxx

March 1, 2015

American Century Investments
Statement of Additional Information

American Century Capital Portfolios, Inc.

Global Real Estate Fund Investor Class (ARYVX) Institutional Class (ARYNX) A Class (ARYMX) C Class (ARYTX) R Class (ARYWX) R6 Class (ARYDX)

NT Global Real Estate Fund Investor Class (XXXXX) Institutional Class (XXXXX) R6 Class (XXXXX)

Real Estate Fund Investor Class (REACX) Institutional Class (REAIX) A Class (AREEX) C Class (ARYCX) R Class (AREWX) R6 Class (AREDX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated March 1, 2015, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ website at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual reports by calling 1-800-345-2021.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.

Table of Contents

The Funds’ History	2
Fund Investment Guidelines	2
Fund Investments and Risks	3
Investment Strategies and Risks	3
Investment Policies	14
Temporary Defensive Measures	16
Portfolio Turnover	16
Disclosure of Portfolio Holdings	16
Management	20
The Board of Directors	20
Officers	27
Code of Ethics	28
Proxy Voting Policies	28
The Funds’ Principal Shareholders	29
Service Providers	29
Investment Advisor	29
Portfolio Managers	31
Transfer Agent and Administrator	34
Sub-Administrator	34
Distributor	34
Custodian Bank	35
Independent Registered Public Accounting Firm	35
Brokerage Allocation	35
Regular Broker-Dealers	36
Information About Fund Shares	37
Multiple Class Structure	37
Valuation of a Fund’s Securities	40
Taxes	41
Federal Income Taxes	41
State and Local Taxes	42
Investments in REITs	43
Taxation of Certain Mortgage REITs	43
Financial Statements	43
Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1

The Funds’ History
American Century Capital Portfolios, Inc. is a registered open-end management investment company that was organized as a Maryland corporation on June 14, 1993. The corporation was known as Twentieth Century Capital Portfolios, Inc. until January 1997. Throughout this statement of additional information we refer to American Century Capital Portfolios, Inc. as the corporation. Prior to October 31, 2012, Global Real Estate and Real Estate each had a fiscal year ended March 31. Beginning October 31, 2012, Global Real Estate and Real Estate changed their fiscal year end to October 31. NT Global Real Estate has had its fiscal year end on October 31 since inception. The other funds that make up the corporation continue to have a fiscal year ended March 31 and are included in a separate statement of additional information.
For accounting and performance purposes, Real Estate is the post-reorganization successor to the RREEF Real Estate Securities Fund pursuant to a fund reorganization completed on June 13, 1997.
Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

Fund/Class	Ticker Symbol	Inception Date
Global Real Estate
Investor Class	ARYVX	4/29/2011
Institutional Class	ARYNX	4/29/2011
A Class	ARYMX	4/29/2011
C Class	ARYTX	4/29/2011
R Class	ARYWX	4/29/2011
R6 Class	ARYDX	7/26/2013
NT Global Real Estate
Investor Class	XXXXX	XXXXX
Institutional Class	XXXXX	XXXXX
R6 Class	XXXXX	XXXXX
Real Estate
Investor Class	REACX	9/21/1995
Institutional Class	REAIX	6/16/1997
A Class	AREEX	10/6/1998
C Class	ARYCX	9/28/2007
R Class	AREWX	9/28/2007
R6 Class	AREDX	7/26/2013
Fund Investment Guidelines
This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 3. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.
The funds are non-diversified as defined in the Investment Company Act of 1940 (The Investment Company Act). Non-diversified means that the proportion of the funds’ assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.
To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.
In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.
Investments vary according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the advisor’s intention that each fund generally will consist of equity and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the fund management teams may invest the assets of each fund in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue a fund’s investment objective. Senior securities that are high-grade issues, in the opinion of the managers, also may be purchased for defensive purposes. All investment restrictions described below and in each fund’s prospectus are measured at the time of the transaction in the security. If market action affecting fund securities (including, but not limited to, appreciation, depreciation or a credit rating event) causes a fund to exceed an investment restriction, the advisor is not required to take immediate action. Under normal market conditions, however, the advisor’s policies and procedures indicate that the advisor will not make any purchases that will make the fund further outside the investment restriction.
Under exceptional conditions, each fund may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities.
The managers may use futures and options as a way to expose the funds’ cash assets to the market while maintaining liquidity. The managers may not leverage a fund’s portfolio without appropriately segregating assets to cover such positions. See Derivative Instruments, page 5, Futures and Options, page 8 and Short-Term Securities, page 13.
NT Global Real Estate and Real Estate do not invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security held by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.
Fund Investments and Risks
Investment Strategies and Risks
This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers generally consider convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.
Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Counterparty Risk
A fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions.  If a fund’s futures commission merchant, (FCM) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the fund, and thus the fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations.  The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds.  If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM.  Furthermore, in the event of an FCM’s bankruptcy, a fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the fund (for example, U.S. Treasury bills deposited by the fund) was held by an FCM.  FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them.  Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.  In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions.  Such a bankruptcy or insolvency might also cause a substantial delay before the fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.
Because bi-lateral derivative transactions are traded between counterparties based on contractual relationships, a fund is subject to the risk that a counterparty will not perform its obligations under the related contracts.  Although each fund intends to enter into transactions only with counterparties which the advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the funds will not sustain a loss on a transaction as a result. In situations where a fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets.  As a result, in the event of the counterparty’s bankruptcy or insolvency, a fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and a fund may be exposed to the risk of a court treating a fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
A fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.  There can be no assurance that an issuer of an instrument in which a fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a fund will not sustain a loss on a transaction as a result.
Transactions entered into by a fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world.  Although a fund attempts to execute, clear and settle the transactions through entities the advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a fund.
Debt Securities
The funds may invest in debt securities when the portfolio managers believe such securities represent an attractive investment for the funds. These funds may invest in debt securities for income or as a defensive strategy when the managers believe adverse economic or market conditions exist.
The value of the debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that are part of a fund’s fixed-income portfolio will be limited primarily to “investment-grade” obligations. However, each fund, may invest up to 5% of its assets in “high-yield” securities. “Investment grade” means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the fund’s advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.
“High-yield” securities, sometimes referred to as “junk bonds,” are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.
There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of a fund’s portfolio may be invested. Debt securities rated lower than Baa by Moody’s or BBB by S&P, or their equivalent, are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the fund’s investment objective. See Explanation of Fixed-Income Securities Ratings in Appendix D.

If the aggregate value of high-yield securities exceeds 5% because of their market appreciation or other assets’ depreciation, the funds will not necessarily sell them. Instead, the portfolio managers will not purchase additional high-yield securities until their value is less than 5% of the fund’s assets. Portfolio managers will monitor these investments to determine whether holding them will likely help the fund meet its investment objectives.
In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.
Even though the funds will invest primarily in equity securities, under exceptional market or economic conditions, each fund, may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). To the extent that a fund assumes a defensive position, it will not be investing for capital growth.
Derivative Instruments
To the extent permitted by its investment objectives and policies, each fund may invest in instruments that are commonly referred to as derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Examples of common derivative instruments include futures contracts, warrants, structured notes, credit default swaps, options contracts, swap transactions and forward currency contracts.
Certain derivative instruments are described more accurately as index/structured investments. Index/structured investments are derivative instruments whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).
A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.
Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. In addition, structured investments are subject to the risks that the issuers of the underlying securities may be unable or unwilling to repay principal and interest (credit risk) and may request to reschedule or restructure outstanding debt and to extend additional loan amounts (prepayment risk).
Some derivative instruments, such as mortgage-related and other ABS, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
There are many different types of derivative instruments and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
The return on a derivative instrument may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
There is a range of risks associated with investments in derivatives, including:

•
the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative instrument will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•
the risk that daily limits on price fluctuations and speculative position limits on exchanges on which a fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting a fund to the potential of greater losses;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;

•	the risk that the counterparty will fail to perform its obligations; and

•	the risk that a fund will be subject to higher volatility because some derivative instruments create leverage.

The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative instruments. That policy specifies factors that must be considered in connection with a purchase of derivative instruments and provides, among other things, that a fund may not invest in a derivative instrument if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative instruments to the Board of Directors as necessary.
Equity Securities and Equity Equivalent Securities
In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include common stock, preferred stock, securities convertible into common stock, stock futures contracts and stock index futures contracts.
Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in Foreign Securities, are an example of the type of derivative instrument in which a fund might invest.
Foreign Securities
The funds may invest in the securities of issuers located in foreign countries, including foreign governments and their agencies, when these securities meet their standards of selection. Real Estate does not have a specific percentage limitation on investments in foreign securities, but may only invest in issuers located in developed countries. Global Real Estate and NT Global Real Estate will invest at least 40% (unless the portfolio manager deems market conditions unfavorable, in which case the fund would invest 30%) of its assets in securities of foreign issuers located in developed and emerging markets countries. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case. The funds consider a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
The funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, foreign governments and their agencies.
Investments in foreign securities generally involve greater risks than investing in securities of domestic companies, including:
Currency Risk – The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments. The funds may invest in forward currency exchange contracts in an effort to mitigate the currency risk associated with foreign investments. See Forward Currency Exchange Contracts on page 7.
Social, Political and Economic Risk – The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.
Regulatory Risk – Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk – Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.
Clearance and Settlement Risk – Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The funds’ inability to make intended security purchases due to clearance and settlement problems could cause them to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.
Ownership Risk – Evidence of securities ownership may be uncertain in many foreign countries. As a result, there may be a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.
Emerging Markets Risk – Global Real Estate and NT Global Real Estate may invest in companies located in emerging markets. Investing in emerging market companies generally is riskier than investing in other foreign securities. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.
Forward Currency Exchange Contracts
Each fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Instruments, page 5.
The funds expect to use forward currency contracts under two circumstances:

(1)
When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so; or

(2)
When the portfolio managers believe the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.
In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. A fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contract.
The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of foreign currencies will change due to market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.
When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency that the fund is obligated to deliver.
Futures and Options
Each fund may enter into futures contracts, options and options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the funds’ securities (taking a short futures position),

•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or

•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.
Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.
Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.
For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions, provided that the transactions are consistent with the fund’s investment objectives. An example of an index that may be used is the S&P 500 Index for equity funds. The managers may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.
Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).
Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund, and the fund realizes a loss or gain.
By buying a put option, a fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price and in return a fund pays the current market price for the option (known as the option premium). A fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a fund will lose the entire premium it paid. If a fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss limited to the amount of the premium paid, plus related transaction costs.
The features of call options are essentially the same as those of put options, except that the buyer of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. The buyer of a typical call option can expect to realize a gain if the value of the underlying instrument increases substantially and can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

When a fund writes a put option, it takes the opposite side of the transaction from the option’s buyer. In return for the receipt of the premium, a fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. Otherwise, a fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally realize as profit the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put writer would expect to suffer a loss.
A fund writing a call option is obligated to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if the price of the underlying instrument remains the same or falls. A call writer offsets part of the effect of a price decline by receipt of the option premium, but gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.
Risks Related to Futures and Options Transactions
Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.
A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Options on Futures
By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.
Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it expired.
Restrictions on the Use of Futures Contracts and Options
Each fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the CFTC rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as a commodity pool operator under that Act with respect to its provision of services to each fund.

The CFTC recently adopted certain rule amendments that may impose additional limits on the ability of a fund to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.
To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.
Initial Public Offerings
The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small. The impact of IPOs on a fund’s performance may tend to diminish as assets grow.
Investment in Issuers with Limited Operating Histories
Each fund may invest up to 5% of its assets in the equity securities of issuers with limited operating histories. The portfolio managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.
Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate.
For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations or other financial assets would not be subject to the limitation.
Loans of Portfolio Securities
In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.
Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern:

•	the type and amount of collateral that must be received by the fund;

•	the circumstances under which additions to that collateral must be made by borrowers;

•	the return to be received by the fund on the loaned securities;

•	the limitations on the percentage of fund assets on loan; and

•	the credit standards applied in evaluating potential borrowers of portfolio securities.
In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.
Other Investment Companies
The funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;

•	5% of the fund’s total assets with respect to any one investment company; and

•	10% of a fund’s total assets in the aggregate.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
ETFs, such as Standard & Poor’s Depositary Receipts (SPDRs) and the Barclays Aggregate Bond ETF, are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile and the market price for the ETF may be higher than or lower than the ETF’s net asset value. Additionally, ETFs have management fees, which increase their cost.
Repurchase Agreements
The funds may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.
Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.
Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.
Restricted and Illiquid Securities
The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.
With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the advisor. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
Because the secondary market for restricted securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on that fund’s liquidity. The funds may invest no more than 15% of the value of their assets in illiquid securities.
Short Sales
The funds may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.
Short-Term Securities
In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.
Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

•	Commercial Paper;

•	Certificates of Deposit and Euro Dollar Certificates of Deposit;

•	Bankers’ Acceptances;

•	Short-term notes, bonds, debentures or other debt instruments;

•	Repurchase agreements; and

•	Money market funds.
When-Issued and Forward Commitment Agreements
The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.
For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.
When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.
In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, a fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.
Investment Policies
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following policies apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.
Fundamental Investment Policies
The funds’ fundamental investment policies are set forth below. These investment policies, the fund’s investment objectives set forth in the prospectuses of the funds, except for NT Global Real Estate, and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
A fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties except, (i) through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration	The funds will concentrate their investments in real estate securities.
Underwriting
A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	A fund may not invest for purposes of exercising control over management.
For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.
For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit these transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.
Nonfundamental Investment Policies
In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time when outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
A fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options
A fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
A fund may invest a portion of its assets in the equity securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

For purposes of the funds’ investment policy relating to leveraging, short positions held by the funds are not considered borrowings.
The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.
Temporary Defensive Measures
For temporary defensive purposes, each fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, the fund may direct its assets to the following investment vehicles:

•	interest-bearing bank accounts or certificates of deposit;

•	U.S. government securities and repurchase agreements collateralized by U.S. government securities; and

•	other money market funds.
To the extent a fund assumes a defensive position, it will not be pursuing its investment objective.
Portfolio Turnover
The portfolio turnover rate of each fund for its most recent fiscal year is included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) is shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.
The portfolio managers will sell securities without regard to the length of time the security has been held. Accordingly, each fund’s portfolio turnover rate may be substantial.
The portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objectives, the portfolio managers may sell a given security regardless of the length of time it has been held in the portfolio and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.
When a general decline in security prices is anticipated, the funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is in order to pursue the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are characterized as ordinary income.
Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low; and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.
Disclosure of Portfolio Holdings
ACIM has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.
Distribution to the Public
Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports, and on Form N-Q, which disclosures are filed with the SEC within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.
Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.
Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates. Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates. Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on form N-Q. These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential. Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.
Accelerated Disclosure
The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.
Ongoing Arrangements
Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.
In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of September 30, 2014 are as follows:

•	American Fidelity Assurance Co.

•	Ameritas Life Insurance Corporation

•	Annuity Investors Life Insurance Company

•	Asset Services Company L.L.C.

•	Athene Annuity & Life Assurance Company

•	AUL/American United Life Insurance Company

•	Bell Globemedia Publishing

•	Bellwether Consulting, LLC

•	Bidart & Ross, Inc.

•	Callan Associates, Inc.

•	Calvert Asset Management Company, Inc.

•	Cambridge Associates, LLC

•	Cambridge Financial Services, Inc.

•	Capital Cities, LLC

•	Charles Schwab & Co., Inc.

•	Cleary Gull Inc.

•	Commerce Bank

•	Connecticut General Life Insurance Company

•	Curcio Webb LLC

•	Defined Contribution Advisors, Inc.

•	DeAWN Distributors, Inc.

•	EquiTrust Life Insurance Company

•	Evaluation Associates, LLC

•	Evergreen Investment Management Company, LLC

•	Farm Bureau Life Insurance Company

•	FIL Investments International

•	First MetLife Investors Insurance Company

•	Fund Evaluation Group, LLC

•	Gavion, LLC

•	Great-West Financial Retirement Plan Services, LLC

•	The Guardian Life Insurance Company of America

•	Hammond Associates, Inc.

•	Hewitt Associates LLC

•	Hewitt EnnisKnupp, Inc.

•	ICMA Retirement Corporation

•	Iron Capital Advisors

•	Jefferson National Life Insurance Company

•	John Hancock Financial Services, Inc.

•	Kansas City Life Insurance Company

•	Kmotion, Inc.

•	The Lincoln National Life Insurance Company

•	Lipper Inc.

•	Marquette Associates

•	Massachusetts Mutual Life Insurance Company

•	McGladrey Wealth Management LLC

•	Mercer Global Investments Canada Limited

•	Mercer Investment Management, Inc.

•	Merrill Lynch

•	Mercer Global Investments Canada Limited

•	Mercer Investment Management, Inc.

•	MetLife Investors Insurance Company

•	MetLife Investors Insurance Company of California

•	Midland National Life Insurance Company

•	Minnesota Life Insurance Company

•	Modern Woodmen of America

•	Montana Board of Investments

•	Morgan Keegan & Co., Inc.

•	Morgan Stanley Smith Barney LLC

•	Morningstar Associates LLC

•	Morningstar, Inc.

•	Morningstar Investment Services, Inc.

•	MUFG Union Bank, NA

•	National Life Insurance Company

•	Nationwide Financial

•	NEPC

•	The Newport Group

•	Northwestern Mutual Life Insurance Co.

•	NYLIFE Distributors, LLC

•	Pacific Life Insurance Company

•	Principal Life Insurance Company

•	Prudential Financial

•	Ridge Worth Capital Management, Inc.

•	Rocaton Investment Advisors, LLC

•	S&P Financial Communications

•	Security Benefit Life Insurance Co.

•	Segal RogersCasey, Inc.

•	SEI Investments (Europe) Limited

•	Slocum

•	SunTrust Bank

•	Symetra Life Insurance Company

•	Tokio Marine Asset Management Co., Ltd.

•	Towers Watson Investment Services, Inc.

•	Towers Watson Limited

•	Towry Investment Management

•	UBS Financial Services, Inc.

•	UBS Wealth Management

•	The Union Central Life Insurance Company

•	Valic Financial Advisors Inc.

•	VALIC Retirement Services Company

•	Vestek Systems, Inc.

•	Voya Retirement Insurance and Annuity Company

•	Wells Fargo Bank, N.A.

•	Wilshire Associates Incorporated

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;

(2)	Full holdings monthly as soon as reasonably available;

(3)	Top 10 holdings monthly as soon as reasonably available; and

(4)	Portfolio characteristics monthly as soon as reasonably available.
The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.
Single Event Requests
In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.
In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.
Service Providers
Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into separate non-disclosure agreements after authorization by an appropriate officer of the advisor. The agreements with service providers and data aggregators generally require that they treat the funds’ portfolio holdings information confidentially until the public distribution date and represent that the information will be used only for the legitimate services it provides (i.e., not for trading).
Additional Safeguards
The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders, including procedures to address conflicts between the interests of shareholders and those of the advisor and its affiliates. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. In the event that a request for portfolio holdings or characteristics creates a potential conflict of interest that is not addressed by the safeguards and procedures described above, the advisor’s procedures require that such requests may only be granted with the approval of the advisor’s legal department and the relevant chief investment officers. In addition, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly by the advisor’s compliance department. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.
Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.
The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.
Qualifications of Directors
Thomas A. Brown: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies, Inc. (bearings and power transmission company)
Barry Fink: BA in English and History, Binghamton University; Juris Doctorate, University of Michigan; formerly held leadership roles during a 20-year career with Morgan Stanley Investment Management; formerly asset management and securities law attorney at Seward & Kissel; serves on the Executive Committee of the Board of Directors of ICI Mutual Insurance Company
Andrea C. Hall: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, advisor to the President, Senior Vice President and Director of Research Operations, Midwest Research Institute
Jan M. Lewis: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; formerly, President, BUCON, Inc. (full-service design-build construction company); 20 years of experience with Butler Manufacturing Company (metal buildings producer) and its subsidiaries
James A. Olson: BS in Business Administration and MBA, St. Louis University; CPA; formerly, Chief Financial Officer, Plaza Belmont LLC; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP
M. Jeannine Strandjord: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group, Sprint Corporation; formerly, with the accounting firm of Ernst &Whinney
Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute
John R. Whitten: BS in Business Administration, Cleveland State University; CPA; formerly, Project Consultant, Celanese Corp. (industrial chemical company); formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; 13 years of experience with accounting firm Deloitte & Touche LLP
Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology
Responsibilities of the Board
The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the funds;

•	oversee the quality of the advisory and shareholder services provided by the advisor and other service providers to the funds;

•	review annually the fees paid to the advisor for its services;

•	monitor potential conflicts of interest between the funds and their affiliates, including the advisor;

•	oversee custody of assets and the valuation of securities; and

•	oversee the funds’ compliance program.
In performing their duties, board members receive detailed information about the funds, the advisor and other service providers to the funds regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.
The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the board as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.
To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the attention of the corporate secretary (the “Corporate Secretary”) at American Century Funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder Services Committee, or if applicable, the individual director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the funds’ independent directors, the Corporate Secretary will forward the communication to the Compliance and Shareholder Services Committee chair, who will determine the appropriate action.
Board Leadership Structure and Standing Board Committees
James A. Olson currently serves as the independent chairman of the board and has served in such capacity since 2014. All of the board’s members except for Jonathan S. Thomas and Barry Fink are independent directors. The independent directors meet separately, as needed and at least in conjunction with each quarterly meeting of the board, to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. The board believes that the current leadership structure, with independent directors filling all but two positions on the board, with an independent director serving as chairman of the board, and with the board committees (with the exception of the Executive Committee) comprised only of directors who are not currently employed by ACC or any of its subsidiaries, is appropriate and allows for independent oversight of the funds.
The board has an Audit Committee that approves the funds’ (or corporation’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent directors. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Stephen E. Yates (chair), Thomas A. Brown, M. Jeannine Strandjord and John R. Whitten. None of its members are “interested persons” as that term is defined in the Investment Company Act. It met four times during the previous fiscal year ended October 31, 2014.
The board has a Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors, and may recommend the creation of new committees. The names of potential director candidates may be drawn from a number of sources, including members of the board, management and shareholders. Shareholders may submit director nominations at any time to the Corporate Secretary, American Century funds, P.O. Box 418210, Kansas City, MO 64141-9210. When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate’s qualifications and a signed statement from the candidate of his/her willingness to serve on the board. Shareholders submitting nominations should also include information concerning the number of fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate Secretary will maintain copies of such materials for future reference by the committee when filling board positions.
If this process yields more than one desirable candidate, the committee will rank them by order of preference depending on their qualifications and the funds’ needs. The candidate(s) may then be contacted to evaluate their interest and be interviewed by the full committee. Based upon its evaluation and any appropriate background checks, the committee will decide whether to recommend a candidate’s nomination to the board.
The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board. The committee currently consists of Andrea C. Hall (chair), James A. Olson, M. Jeannine Strandjord and John R. Whitten. None of its members are “interested persons” as that term is defined in the Investment Company Act. It met three times during the previous fiscal year ended October 31, 2014.
The board also has a Compliance and Shareholder Services Committee, which reviews the results of the funds’ compliance testing program, meets regularly with the funds’ Chief Compliance Officer, reviews shareholder communications, reviews quarterly reports regarding the quality of shareholder service provided by the advisor, and monitors implementation of the funds’ Code of Ethics. The committee currently consists of Jan M. Lewis (chair), Barry Fink, Andrea C. Hall and James A. Olson. It met four times during the previous fiscal year ended October 31, 2014.
The board has a Fund Performance Review Committee that meets quarterly to review the investment activities and strategies used to manage fund assets and monitor investment performance. The committee regularly receives reports from the advisor’s chief investment officer, portfolio managers and other investment personnel concerning the funds’ efforts to achieve their investment objectives. The committee also receives information regarding fund trading activities and monitors derivative usage. The committee does not review individual security selections. The committee currently consists of John R. Whitten (chair), Thomas A. Brown, Barry Fink, Andrea C. Hall, Jan M. Lewis, James A. Olson, M. Jeannine Strandjord and Stephen E. Yates. The committee met four times during the previous fiscal year ended October 31, 2014.
Finally, the board has an Executive Committee that performs the functions of the board between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the entire board under the Investment Company Act. The committee currently consists of James A. Olson (chair), Andrea C. Hall and Jonathan S. Thomas. It did not meet during the previous fiscal year ended October 31, 2014.
Risk Oversight by the Board
As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described above, the board’s committees assist the board in overseeing various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor’s risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies, including an annual review of the advisor’s risk management practices. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.
Board Compensation
For the fiscal year ended October 31, 2013, the corporation and the American Century family of funds paid the directors listed in the following table the amounts shown. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses. Neither Jonathan Thomas nor any officers of the funds receives compensation from the funds.

Name of Director	Total Compensation from the Corporation(1)	Total Compensation from the American Century Investments Family of Funds
Independent Directors
Thomas A. Brown	$81,636(2)	$260,612(3)
Andrea C. Hall, Ph.D.	$83,525(2)	$266,612(3)
Jan M. Lewis	$79,160(2)	$252,612(3)
James A. Olson	$83,516(2)	$266,612(3)
Donald H. Pratt(4)	$97,298(2)	$310,612(3)
M. Jeannine Strandjord	$82,283(2)	$262,612(3)
John R. Whitten	$82,919(2)	$264,612(3)
Stephen E. Yates	$79,160(2)	$252,612(3)
Interested Director
Barry Fink	$8,909	$28,417

[1]	Reflects the compensation paid to the directors by Global Real Estate and Real Estate aggregated with the compensation paid to the directors by the other series of the corporation.

[2]
Includes compensation paid to the directors for the fiscal year ended October 31, 2013, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

[3]
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Mr. Brown, $91,214; Dr. Hall, $52,000; Ms. Lewis, $123,875; Mr. Olson, $156,612; Mr. Pratt, $30,092; Ms. Strandjord, $215,550; Mr. Whitten, $162,612; and Mr. Yates, $252,612.

[4]	Mr. Pratt retired from the Board on December 31, 2013.

None of the funds currently provides any pension or retirement benefits to the directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the corporation. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the directors. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a director until the distribution date elected by the director in accordance with the terms of the plan. Such distribution date may be a date on or after the director’s retirement date, but may be earlier if the director agrees not to make any additional deferrals. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.
The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Ownership of Fund Shares
The directors owned shares in the funds as of December 31, 2014, as shown in the table below. Because NT Global Real Estate is new, it is not included.

Name of Director
	Barry Fink (1)	Jonathan S. Thomas (1)	Thomas A. Brown (1)	Andrea C. Hall, Ph.D. (1)	Jan M. Lewis (1)
Dollar Range of Equity Securities in the Funds:
Global Real Estate	A	E	A	A	A
Real Estate	A	E	A	C	C
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	C	E	E
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Name of Director
	James A. Olson	M. Jeannine Strandjord (1)	John R. Whitten (1)	Stephen E. Yates
Dollar Range of Equity Securities in the Funds:
Global Real Estate	A	A	A	A
Real Estate	B	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E	E
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.
Director’s Indirect Interest in Transactions with ACS
On December 23, 1999, American Century Services, LLC (ACS), an affiliate of the advisor, entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software and support services for transfer agency services provided by ACS. ACS pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. For the 12 months ended December 31, 2012, DST received $17.5 million in fees from ACS. DST’s revenue for the calendar year ended December 31, 2012, was approximately $2.6 billion.

Prior to May 8, 2012, Ms. Strandjord was a director of DST. As of December 31, 2013, she owned 24,859 shares of DST common stock, which is less than one percent (1%) of the shares outstanding. Because of her past official duties as a director of DST, she may be deemed to have had an “indirect interest” in the agreement. However, the board was not required to nor did they approve or disapprove the agreement, since the provision of the services covered by the agreement is within the discretion of ACS. DST was chosen by ACS for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACS. DST is the largest mutual fund transfer agent, servicing more than 96.9 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord’s role as a director of DST was not considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either DST or the funds was not a factor in the negotiations. The board and counsel to the independent directors of the funds have concluded that the existence of this agreement does not impair Ms. Strandjord’s ability to serve as an independent director under the Investment Company Act.
Beneficial Ownership of Affiliates by Independent Directors
No independent director or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of December 31, 2013.
Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Code of Ethics
The funds, their investment advisor, principal underwriter and, if applicable, subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the appropriate compliance department before making such investments.

Proxy Voting Policies
The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The funds’ Board of Directors has approved the advisor’s proxy voting policies to govern the advisor’s proxy voting activities.
The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting policies specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting policies outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

▪	Routine Matters

•	Election of Directors

•	Ratification of Selection of Auditors

▪	Compensation Matters

•	Executive Compensation

•	Equity-Based Compensation Plans

▪	Anti-Takeover Proposals

•	Cumulative Voting

•	Staggered Boards

•	“Blank Check” Preferred Stock

•	Elimination of Preemptive Rights

•	Non-targeted Share Repurchase

•	Increase in Authorized Common Stock

•	“Supermajority” Voting Provisions or Super Voting Share Classes

•	“Fair Price” Amendments

•	Limiting the Right to Call Special Shareholder Meetings

•	Poison Pills or Shareholder Rights Plans

•	Golden Parachutes

•	Reincorporation

•	Confidential Voting

•	Opting In or Out of State Takeover Laws

▪	Other Matters

•	Shareholder Proposals Involving Social, Moral or Ethical Matters

•	Anti-Greenmail Proposals

•	Changes to Indemnification Provisions

•	Non-Stock Incentive Plans

•	Director Tenure

•	Directors’ Stock Options Plans

•	Director Share Ownership

•	Non-U.S. Proxies
Finally, the proxy voting policies establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent directors of the voting fund.
A copy of the advisor’s proxy voting policies and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.
The Funds’ Principal Shareholders
A list of the funds’ principal shareholders appears in Appendix A.
Service Providers
The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.
ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Investment Advisor
ACIM serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.
For services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. For Real Estate, which has a stepped fee schedule, the rate of the fee is determined by applying the formula indicated in the table below. This formula takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The funds in this statement of additional information do not have the same investment strategy and, therefore, are not combined for purposes of calculating strategy assets. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow the fund to realize scheduled cost savings more quickly. However, it is possible that a fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate. The management fee schedules for the funds appear below.

Fund	Class	Management Fee
Global Real Estate	Investor, A, C and R	1.20%
	Institutional	1.00%
	R6	0.85%
NT Global Real Estate	Investor	1.20%
	Institutional	1.00%
	R6	0.85%
Real Estate	Investor, A, C and R	1.20% of the first $100 million
		1.15% of the next $900 million
		1.10% of the next $1.0 billion
		1.05% of the next $500 million
		1.00% over $2.5 billion
	Institutional	1.00% of the first $100 million
		0.95% of the next $900 million
		0.90% of the next $1.0 billion
		0.85% of the next $500 million
		0.80% over $2.5 billion
	R6	0.85% of the first $100 million
		0.80% of the next $900 million
		0.75% of the next $1.0 billion
		0.70% of the next $500 million
		0.65% over $2.5 billion
On each calendar day, each class of each fund accrues a management fee that is equal to the class’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.
The management agreement between the corporation and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the funds’ Board of Directors, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and

(2)
the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.
The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business, whether of a similar or dissimilar nature.
Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.
Unified management fees incurred by each fund for the fiscal year ended October 31, 2013, the seven month fiscal period ended October 31, 2012, and the fiscal years ended March 31, 2012 and 2011 are indicated in the following table. Because NT Global Real Estate is new, it is not included.

Unified Management Fees
Fund	2013	2012 (1)	2012	2011
Global Real Estate	$661,048	$121,139	$51,234(2)	─
Real Estate	$15,828,342	$7,808,270	$11,249,558	$10,786,980

[1]	For the period from April 1, 2012 through October 31, 2012. The funds’ fiscal year end was changed from March 31 to October 31, resulting in a seven-month reporting period.

[2]	For the period from April 29, 2011, the fund’s inception date, to March 31, 2012.
Portfolio Managers
Accounts Managed
The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account. Because NT Global Real Estate is new, it is not included.

Accounts Managed (As of October 31, 2014)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Steven Brown	Number of Accounts	3	—	1
	Assets	$1.6 billion (1)	N/A	$25.0 million
Steven Rodriguez	Number of Accounts	2	—	1
	Assets	$1.6 billion (1)	N/A	$25.0 million

[1]	Includes $73.9 million in Global Real Estate and $1.5 billion in Real Estate.
Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2013, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Fund	Benchmark	Peer Group (1)
Global Real Estate	FTSE EPRA/NAREIT Global Index(2)	Morningstar Global Real Estate
NT Global Real Estate(3)	N/A	N/A
Real Estate	MSCI U.S. REIT Index	Morningstar Real Estate

[1]
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

[2]	Effective January 1, 2014, the benchmark changed from the MSCI All Country World IMI Real Estate Index to the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Index Series.

[3]	Performance of “NT” funds is not separately considered in determining portfolio manager compensation.
Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.
A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.
Ownership of Securities
The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of October 31, 2014, the fund’s most recent fiscal year end. Because NT Global Real Estate is new, it is not included.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Global Real Estate
Steven Brown	E
Steven Rodriguez	E
Real Estate
Steven Brown	E
Steven Rodriguez	C
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.
Transfer Agent and Administrator
American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software, and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 29.
Proceeds from purchases of fund shares may pass through accounts maintained by the transfer agent at Commerce Bank, N.A. or UMB Bank, n.a. before being held at the fund’s custodian. Redemption proceeds also may pass from the custodian to the shareholder through such bank accounts.
From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.
Sub-Administrator
The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.
Distributor
The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.
The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 29. ACIS does not earn commissions for distributing the funds’ shares.
Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.
Custodian Bank
State Street Bank and Trust Company (SSB), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including auditing the annual financial statements and financial highlights for each fund.
Brokerage Allocation
The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).
Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer

•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer’s trade executions

•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes

•	broker-dealer’s ability to provide data on securities executions

•	financial condition of the broker-dealer

•	the quality of the overall brokerage and customer service provided by the broker-dealer
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.
On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers

•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved

•	the ability of a broker-dealer to execute large trades while minimizing market impact

•	the complexity of a particular transaction

•	the nature and character of the markets on which a particular trade takes place

•	the level and type of business done with a particular firm over a period of time

•	the ability of a broker-dealer to provide anonymity while executing trades

•	historical commission rates

•	rates that other institutional investors are paying, based on publicly available information
The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.
Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The resulting scores are used to rank these broker-dealers on a broker research list. In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with a similar rank. Execution-only brokers are used where deemed appropriate.
In the fiscal years ended October 31, 2014 and October 31, 2013, the seven month fiscal period ended October 31, 2012, and the fiscal year ended March 31, 2012, the brokerage commissions including, as applicable, futures commissions, of the funds are listed in the following table.  Because NT Global Real Estate is new, it is not included.

Fund	2014	2013	2012(1)	2012
Global Real Estate	$246,605	$243,073	$53,097	$24,361(2)
Real Estate	$1,788,576	$2,243,704	$1,175,897	$1,918,612

[1]	For the period April 1, 2012 through October 31, 2012. The funds’ fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

[2]	For the period from April 29, 2011, the fund’s inception date, to March 31, 2012.
Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors.
Regular Broker-Dealers
As of the end of its most recently completed fiscal year, the funds owned no securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act) or of their parent companies. Because NT Global Real Estate is new, it is not included.
Information About Fund Shares
Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.
Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
The assets belonging to each series are held separately by the custodian, and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.
Multiple Class Structure
The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue the following classes of shares: Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class. Not all funds offer all classes.

Global Real Estate and Real Estate currently offer Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class. NT Global Real Estate currently offers Investor Class, Institutional Class and R6 Class.
Shares of the NT fund are only available for purchase by certain fund of funds advised by American Century Investments. Shares of all other funds are available as follows.
The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The Institutional Class is made available to institutional shareholders or through financial intermediaries that provide various shareholder and administrative services. The R6 Class is generally available only to participants in employer-sponsored retirement plans where a financial intermediary provides recordkeeping services to plan participants. Because Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders, and because American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares, the advisor is able to charge these classes lower total management fees. The A and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The B Class is not available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, B, C and R Classes is the same as for Investor Class, but the A, B, C and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, B Class Plan, C Class Plan and R Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.
Rule 12b-1
Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of Global Real Estate and Real Estate have approved and entered into the A Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.
In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds, as defined in the Investment Company Act, hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly. Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by a majority of outstanding shareholder votes of the affected class.
All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
The Share Class Plans
As described in the prospectuses, the A, C and R Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.
Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.
To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.
A Class
The A Class pays the funds’ distributor 0.25% annually of the average net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.

C Class
The C Class pays the funds’ distributor 1.00% annually of the average daily net asset value of the funds’ C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.
R Class
The R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.
During the funds’ fiscal year ended October 31, 2013 the aggregate amount of fees paid under each class plan is listed in the table below.

	A Class	C Class	R Class
Global Real Estate	$26,580	$15,322	$2,396
Real Estate	$489,557	$122,219	$25,922
The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A, C and R Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.
Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c)	conducting proprietary research about investment choices and the market in general;

(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e)	consolidating shareholder accounts in one place;

(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and

(g)	other individual services.
Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.
Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, C and R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A, C and R Class shares pursuant to selling agreements;

(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ A, C and R Class shares;

(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;

(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;

(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g)	providing facilities to answer questions from prospective shareholders about fund shares;

(h)	complying with federal and state securities laws pertaining to the sale of fund shares;

(i)	assisting shareholders in completing application forms and selecting dividend and other account options;

(j)	providing other reasonable assistance in connection with the distribution of fund shares;

(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l)	profit on the foregoing; and

(m)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Valuation of a Fund’s Securities
The net asset value (NAV) for each class of each fund is calculated by adding the value of all portfolio securities and other assets attributable to the class, deducting liabilities, and dividing the result by the number of shares of the class outstanding. Expenses and interest earned on portfolio securities are accrued daily.
All classes of the funds except the A Class are offered at their NAV. The A Class of the funds is offered at its public offering price, which is the NAV plus the appropriate sales charge. This calculation may be expressed as a formula:
Offering Price = NAV/(1 – Sales Charge as a % of Offering Price)
For example, if the NAV of a fund’s A Class shares is $5.00, the public offering price would be $5.00/(1-5.75%) = $5.31.
Each fund’s NAV is calculated as of the close of business of the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.
The portfolio securities of each fund that are listed or traded on a domestic securities exchange, are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price or the official closing price. When market quotations are not readily available, securities and other assets are valued at fair value as determined according to procedures adopted by the Board of Directors.
Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers according to procedures established by the Board of Directors.
Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.
The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the NAV was determined, that was likely to materially change the NAV, then that security would be valued as determined according to procedures adopted by the Board of Directors.
Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, these calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.
Taxes
Federal Income Taxes
Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs generally are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible to be treated as a RIC, it would be liable for taxes at the fund level on all its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. Under certain circumstances, the Code allows funds to cure deficiencies that would otherwise result in the loss of RIC status, including by paying a fund-level tax.
To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.
A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.
A fund’s investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.
If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may make an election with the Internal Revenue Service (IRS) with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit. If such an election is made, the eligible foreign taxes will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.
If a fund purchases the securities of certain foreign investment entities called passive foreign investment companies (PFIC), capital gains on the sale of those holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the fund. To avoid such tax and interest, the fund may elect to treat PFICs as sold on the last day of its fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year.
As of October 31, 2013, the funds in the table below had the following capital loss carryovers, which expire in the years and amounts listed. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused. Because NT Global Real Estate is new, it is not included.

Fund	Expires 2017
Global Real Estate	—
Real Estate	$(363,363,290)
If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate on reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.
If fund shares are purchased through taxable accounts, distributions of either cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction when distributed to corporate shareholders to the extent that the fund held those shares for more than 45 days. The funds do not expect a significant portion of their distributions to be qualified dividend income or to qualify for the corporate dividends-received deduction.
Distributions from gains on assets held by a fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.
A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes, and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, postponing the recognition of such loss for federal income tax purposes.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels.

State and Local Taxes
Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of those distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most, but not all, states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of these distributions in your own state.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
Investments in REITs
An investment by the funds in the equity securities of real estate investment trusts (REITs) may result in the funds’ receipt of cash distributions from the REIT in excess of the REIT’s earnings. It is the current policy of Global Real Estate, NT Global Real Estate and Real Estate to distribute these amounts, which could be considered a return of capital (ROC) to fund shareholders for U.S. federal income tax purposes. Although ROC distributions are not taxable to the fund shareholders, these distributions will reduce shareholders’ cost basis in the funds, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares by a shareholder. Dividends received by the funds from REITs will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Taxation of Certain Mortgage REITs
The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations provide that excess inclusion income of a RIC, such as a fund, will be allocated to shareholders of the RIC in proportion to the dividends received by them with the same consequences as if these shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business inclusion income, thus requiring the entity to pay tax on some income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
Financial Statements
Because NT Global Real Estate is new, it does not have financial statements or financial highlights. The funds’ financial statements and financial highlights for the fiscal year ended October 31, 2014 have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the annual reports of each of these funds for the fiscal year ended October 31, 2014 are incorporated herein by reference.

Appendix A – Principal Shareholders
As of January 31, 2014, the following shareholders owned more than 5% of the outstanding shares of a class of the funds. The table shows shares owned of record unless otherwise noted. Because NT Global Real Estate is new, it is not included.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Global Real Estate
Investor Class
	Charles Schwab & Co San Francisco, California	26%
	Benefit Trust Co Cust Overland Park, Kansas Includes 7.72% registered for the benefit of City of Cartersville Pension & Benefit Trust Company as Trustee Accumulation Acct. and 5.47% registered for the benefit of City of Peachtree DB Plan Trustee Accumulation Acct.	14%
	Morgan Stanley Smith Barney Jersey City, New Jersey	11%
	National Financial Servcies LLC Jersey City, New Jersey	10%
Institutional Class
	American Century Services SSB&T Custodian Global Allocation Portfolio Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	99.66%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	57%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	22%
	LPL Financial San Diego, California	10%
	MLPF&S Jacksonville, Florida	6%
C Class
	Pershing LLC Jersey City, New Jersey	42%
	MLPF&S Jacksonville, Florida	25%
	American Enterprise Investment Svc Minneapolis, Minnesota	13%
R Class
	American Century Investment Management Inc Kansas City, Missouri Shares owned of record and beneficially.	99.27%
R6 Class
	American Century Investment Management Inc Kansas City, Missouri Shares owned of record and beneficially.	100%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Investor Class
	Pershing LLC Jersey City, New Jersey	14%
	Charles Schwab & Co., Inc. San Francisco, California	8%
	National Financial Services LLC Jersey City, New Jersey	7%
	MLPF&S Jacksonville, Florida	5%
Institutional Class
	FIIOC c/o Fidelity Investments Covington, Kentucky	13%
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	10%
	American Century Serv Corp SSB&T Custodian One Choice 2025 Portfolio Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	9%
	Ameritrade Inc FEBO Our Customers Omaha, Nebraska	8%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	8%
	American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
	American Century Services LLC SSB&T Custodian One Choice 2040 Portfolio Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
	Charles Schwab & Co., Inc. San Francisco, California	6%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	23%
	American United Life Indianapolis, Indiana Includes 18.55% registered for the benefit of Group Retirement Annuity II.	21%
	Nationwide Trust Company FSB Columbus, Ohio	8%
C Class
	MLPF&S Jacksonville, Florida	36%
	American Enterprise Investment Svc Minneapolis, Minnesota	13%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
	Pershing LLC Jersey City, New Jersey	9%
	Morgan Stanley Smith Barney Jersey City, New Jersey	8%
	First Clearing LLC St. Louis, Missouri	7%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	5%
R Class
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	12%
	Taynik & Co. Quincy, Massachussets	5%
R6 Class
	Charles Schwab & Co., Inc. San Francisco, California	73%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares or who own more than 25% of the voting securities of the corporation. A shareholder owning beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of January 31, 2014, the officers and directors of the funds, as a group, owned less than 1% of any class of a fund’s outstanding shares.

Appendix B – Sales Charges and Payments to Dealers
Sales Charges
The sales charges applicable to the A and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses.
Shares of the A and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.
An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.
The aggregate CDSCs paid to the distributor for the A Class shares in the fiscal year ended October 31, 2013, were:

Real Estate	$240
The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended October 31, 2013, were:

Global Real Estate	$5
Real Estate	$5,807
Payments to Dealers
The funds’ distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the fund at the time of such sales. Payments for A Class shares are as follows:

Purchase Amount	Dealer Commission as a % of Offering Price
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%
No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.
From time to time, the distributor may make additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority. Such payments will not change the price paid by investors for shares of the funds.

B-1

Appendix C – Buying and Selling Fund Shares
Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.
Employer-Sponsored Retirement Plans
Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C , R and R6 Class shares. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.
Examples of employer-sponsored retirement plans include the following:

•	401(a) plans

•	pension plans

•	profit sharing plans

•	401(k) plans (including plans with a Roth 401(k) feature, SIMPLE 401(k) plans and Solo 401(k) plans)

•	money purchase plans

•	target benefit plans

•	Taft-Hartley multi-employer pension plans

•	SERP and “Top Hat” plans

•	ERISA trusts

•	employee benefit plans and trusts

•	employer-sponsored health plans

•	457 plans

•	KEOGH or HR(10) plans

•	employer-sponsored 403(b) plans (including plans with a Roth 403(b) feature)

•	nonqualified deferred compensation plans

•	nonqualified excess benefit plans

•	nonqualified retirement plans
Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. Business IRAs that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.
R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.
Waiver of Minimum Initial Investment Amounts — Institutional Class
A financial intermediary, upon receiving prior approval from American Century Investments, may waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and

•	Certain other situations deemed appropriate by American Century Investments.

C-1

Appendix D – Explanation of Fixed-Income Securities Ratings
As described in the prospectuses, the funds invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses and in this statement of additional information. The following is a summary of the rating categories referenced in the prospectus disclosure.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB
Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B
Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC
Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D
Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa
Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A
Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa
Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba
Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B
Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa
Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA
Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A
Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

BBB
Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

Fitch Investors Service, Inc.
B
Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D
The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in these categories have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1, 2, 3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Municipal Note and Variable Rate Security Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality with ample margins of protection, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3
Notes are of favorable quality with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is less likely to be well-established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-7820
CL-SAI-xxxxx  xxxx

PART C OTHER INFORMATION

Item 28. Exhibits

(a)        (1)    Articles of Incorporation of Twentieth Century Capital Portfolios, Inc., dated June 11, 1993 (filed electronically as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on July 31, 1996, File No. 33-64872, and incorporated herein by reference).

(2)    Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated April 24, 1995 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 24 to the Registration Statement of the Registrant on October 10, 2002, File No. 33-64872, and incorporated herein by reference).

(3)    Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated March 11, 1996 (filed electronically as Exhibit 1b to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on July 31, 1996, File No. 33-64872, and incorporated herein by reference).

(4)    Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated September 9, 1996 (filed electronically as Exhibit a3 to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

(5)    Articles of Amendment of Twentieth Century Capital Portfolios, Inc., dated December 2, 1996 (filed electronically as Exhibit b1c to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on March 3, 1997, File No. 33-64872, and incorporated herein by reference).

(6)    Articles Supplementary of American Century Capital Portfolios, Inc., dated December 2, 1996 (filed electronically as Exhibit b1d to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on March 3, 1997, File No. 33-64872, and incorporated herein by reference).

(7)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 30, 1997 (filed electronically as Exhibit b1e to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on May 21, 1997, File No. 33-64872, and incorporated herein by reference).

(8)    Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc., dated May 15, 1997 (filed electronically as Exhibit b1f to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on May 21, 1997, File No. 33-64872, and incorporated herein by reference).

(9)    Articles of Merger merging RREEF Securities Fund, Inc. with and into American Century Capital Portfolios, Inc., dated June 13, 1997 (filed electronically as Exhibit a8 to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

(10)    Articles Supplementary of American Century Capital Portfolios, Inc., dated December 18, 1997 (filed electronically as Exhibit b1g to Post-Effective Amendment No. 9 to the Registration Statement of the Registrant on February 17, 1998, File No. 33-64872, and incorporated herein by reference).

(11)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 1, 1998 (filed electronically as Exhibit b1h to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on June 26, 1998, File No. 33-64872, and incorporated herein by reference).

(12)    Articles Supplementary of American Century Capital Portfolios, Inc., dated January 29, 1999 (filed electronically as Exhibit b1i to Post-Effective Amendment No. 14 to the Registration Statement of the Registrant on December 29, 1998, File No. 33-64872, and incorporated herein by reference).

(13)    Articles Supplementary of American Century Capital Portfolios, Inc., dated February 16, 1999 (filed electronically as Exhibit a12 to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

(14)    Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc., dated May 12, 1999 (filed electronically as Exhibit a15 to Post-Effective Amendment No. 24 to the Registration Statement of the Registrant on October 10, 2002, File No. 33-64872, and incorporated herein by reference).

(15)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 2, 1999 (filed electronically as Exhibit a13 to Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on July 29, 1999, File No. 33-64872, and incorporated herein by reference).

(16)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 8, 2000 (filed electronically as Exhibit a14 to Post-Effective Amendment No. 17 to the Registration Statement of the Registrant on July 28, 2000, File No. 33-64872, and incorporated herein by reference).

(17)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 5, 2001 (filed electronically as Exhibit a15 to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on April 20, 2001, File No. 33-64872, and incorporated herein by reference).

(18)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 4, 2001 (filed electronically as Exhibit a16 to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on April 20, 2001, File No. 33-64872, and incorporated herein by reference).

(19)    Articles Supplementary of American Century Capital Portfolios, Inc., dated May 21, 2001 (filed electronically as Exhibit a17 to Post-Effective Amendment No. 21 to the Registration Statement of the Registrant on July 30, 2001, File No. 33-64872, and incorporated herein by reference).

(20)    Articles Supplementary of American Century Capital Portfolios, Inc., dated August 23, 2001 (filed electronically as Exhibit a18 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(21)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 6, 2002 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(22)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 4, 2002 (filed electronically as Exhibit a20 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(23)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 14, 2002 (filed electronically as Exhibit a21 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(24)    Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc., dated June 17, 2002 (filed electronically as Exhibit a22 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(25)    Articles Supplementary of American Century Capital Portfolios, Inc., dated July 12, 2002 (filed electronically as Exhibit a23 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(26)    Articles Supplementary of American Century Capital Portfolios, Inc., dated August 6, 2003 (filed electronically as Exhibit a26 to Post-Effective Amendment No. 28 to the Registration Statement of the Registrant on August 28, 2003, File No. 33-64872, and incorporated herein by reference).

(27)    Articles Supplementary of American Century Capital Portfolios, Inc., dated November 5, 2003 (filed electronically as Exhibit a27 to Post-Effective Amendment No. 30 to the Registration Statement of the Registrant on March 29, 2004, File No. 33-64872, and incorporated herein by reference).

(28)    Articles Supplementary of American Century Capital Portfolios, Inc., dated January 12, 2004 (filed electronically as Exhibit a28 to Post-Effective Amendment No. 30 to the Registration Statement of the Registrant on March 29, 2004, File No. 33-64872, and incorporated herein by reference).

(29)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 1, 2004 (filed electronically as Exhibit a29 to Post-Effective Amendment No. 31 to the Registration Statement of the Registrant on May 26, 2004, File No. 33-64872, and incorporated herein by reference).

(30)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 7, 2004 (filed electronically as Exhibit a30 to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on July 29, 2004, File No. 33-64872, and incorporated herein by reference).

(31)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 21, 2004 (filed electronically as Exhibit a31 to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on July 29, 2004, File No. 33-64872, and incorporated herein by reference).

(32)    Articles Supplementary of American Century Capital Portfolios, Inc., dated November 17, 2004 (filed electronically as Exhibit a32 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(33)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 22, 2005 (filed electronically as Exhibit a32 to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on July 28, 2005, File No. 33-64872, and incorporated herein by reference).

(34)    Articles Supplementary of American Century Capital Portfolios, Inc., dated December 13, 2005 (filed electronically as Exhibit 1(gg) to the Registration Statement on Form N-14 of the Registrant on December 22, 2005, File No. 33-64872, and incorporated herein by reference).

(35)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 15, 2006 (filed electronically as Exhibit a34 to Post-Effective Amendment No. 37 to the Registration Statement of the Registrant on April 28, 2006, File No. 33-64872, and incorporated herein by reference).

(36)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 9, 2007 (filed electronically as Exhibit a35 to Post-Effective Amendment No. 39 to the Registration Statement of the Registrant on May 15, 2007, File No. 33-64872, and incorporated herein by reference).

(37)    Articles Supplementary of American Century Capital Portfolios, Inc., dated July 23, 2007 (filed electronically as Exhibit a36 to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on July 27, 2007, File No. 33-64872, and incorporated herein by reference).

(38)    Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc., dated August 13, 2007 (filed electronically as Exhibit a38 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(39)    Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc., dated August 13, 2007 (filed electronically as Exhibit a39 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(40)    Articles of Amendment of American Century Capital Portfolios, Inc., dated August 29, 2007 (filed electronically as Exhibit a40 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(41)    Articles Supplementary of American Century Capital Portfolios, Inc., dated September 10, 2007 (filed electronically as Exhibit a41 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(42)    Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc., dated September 18, 2007 (filed electronically as Exhibit a42 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(43)    Articles of Amendment of American Century Capital Portfolios, Inc., dated November 27, 2007 (filed electronically as Exhibit a43 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(44)    Articles Supplementary of American Century Capital Portfolios, Inc., dated November 27, 2007 (filed electronically as Exhibit a44 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(45)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 9, 2009 (filed electronically as Exhibit a45 to Post-Effective Amendment No. 43 to the Registration Statement of the Registrant on May 13, 2009, File No. 33-64872, and incorporated herein by reference).

(46)    Articles Supplementary of American Century Capital Portfolios, Inc., dated September 15, 2009 (filed electronically as Exhibit a46 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on July 29, 2010, File No. 33-64872, and incorporated herein by reference).

(47)    Articles of Amendment of American Century Capital Portfolios, Inc., dated February 16, 2010 (filed electronically as Exhibit a47 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on July 29, 2010, File No. 33-64872, and incorporated herein by reference).

(48)    Articles of Amendment of American Century Capital Portfolios, Inc., dated June 28, 2010 (filed electronically as Exhibit a48 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on July 29, 2010, File No. 33-64872, and incorporated herein by reference).

(49)    Articles of Amendment of American Century Capital Portfolios, Inc., dated January 5, 2011 (filed electronically as Exhibit a49 to Post-Effective Amendment No. 47 to the Registration Statement of the Registrant on January 28, 2011, File No. 33-64872, and incorporated herein by reference).

(50)     Articles of Amendment of American Century Capital Portfolios, Inc., dated September 7, 2011 (filed electronically as Exhibit a50 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(51)    Articles of Amendment of American Century Capital Portfolios, Inc., dated May 3, 2013 (filed electronically as Exhibit a51 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(52)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 7, 2014 (filed electronically as Exhibit a52 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 29, 2014, File No. 33-64872, and incorporated herein by reference).

(53)    Articles of Amendment of American Century Capital Portfolios, Inc., dated December 9, 2014, are included herein.

(b)     Amended and Restated By-Laws, dated December 4, 2012 (filed electronically as Exhibit b to Post-Effective Amendment No. 57 to the Registration Statement of the Registrant on February 28, 2013, File No. 33-64872, and incorporated herein by reference).

(c)     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh and Article Eighth of Registrant’s Articles of Incorporation, appearing as Exhibit a1 herein, and Sections 3-11 of Registrant’s Amended and Restated By-Laws, incorporated herein by reference.

(d)    (1)     Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of August 1, 2011 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on July 29, 2011, File No. 33-64872, and incorporated herein by reference).

(2)     Amendment No. 1 to Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. (filed electronically as Exhibit d2 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(3)     Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of April 28, 2011 (filed electronically as Exhibit d4 to Post-Effective Amendment No. 48 to the Registration Statement of the Registrant on April 28, 2011, File No. 33-64872, and incorporated herein by reference).

(4)     Amendment No. 1 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of October 31, 2011 (filed electronically as Exhibit d4 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(5)     Amendment No. 2 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of July 26, 2013 (filed electronically as Exhibit d5 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(6)     Amendment No. 3 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of March 1, 2015 (to be filed by amendment).

(e)    (1)     Amended and Restated Distribution Agreement between American Century Capital Portfolios, Inc. and American Century Investment Services, Inc., effective as of July 26, 2013 (filed electronically as Exhibit e1 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(2)     Amended and Restated Distribution Agreement between American Century Capital Portfolios, Inc. and American Century Investment Services, Inc. (to be filed by amendment)

(3)     Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of American Century International Bond Funds on April 30, 2007, File No. 333-43321 and incorporated herein by reference).

(f)     Not applicable.

(g)     (1)     Master Custodian Agreement with State Street Bank and Trust Company, made as of July 29, 2011 (filed electronically as Exhibit g2 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(2)     Notice of Additional Portfolios dated October 4, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 60 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(3)     Custody Fee Schedule with State Street Bank and Trust Company, dated as of July 29, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(4)     Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of August 1, 2011 (filed electronically as Exhibit g5 to Post-Effective Amendment No. 60 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(5)     Amendment to Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of October 31, 2011 (filed electronically as Exhibit g6 to Post-Effective Amendment No. 60 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(h)     Amended and Restated Transfer Agency Agreement between American Century Capital Portfolios, Inc. and American Century Services, LLC, dated August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on July 27, 2007, File No. 33-64872, and incorporated herein by reference).

(i)     Opinion and Consent of Counsel (to be filed by amendment).

(j)     Consent of Deloitte & Touche LLP, independent registered public accounting firm (to be filed by amendment).

(k)     Not applicable.

(l)     Not applicable.

(m)    (1)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (B Class) of American Century Capital Portfolios, Inc., dated January 1, 2008 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(2)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class) of American Century Capital Portfolios, Inc., effective as of October 31, 2011 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(3)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class) of American Century Capital Portfolios, Inc., effective as of October 31, 2011 (filed electronically as Exhibit m3 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(4)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class) of American Century Capital Portfolios, Inc., effective as of October 31, 2011 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(n)     (1) Amended and Restated Multiple Class Plan of American Century Capital Portfolios, Inc., effective as of July 26, 2013 (filed electronically as Exhibit n to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(2) Amended and Restated Multiple Class Plan of American Century Capital Portfolios, Inc. (to be filed by amendment).

(o)     Reserved.

(p)    (1)     American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 48 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 29, 2010, File No. 2-82734, and incorporated herein by reference).

(2)     Independent Directors’ Code of Ethics amended March 4, 2000 (filed electronically as Exhibit p2 to Pre-Effective Amendment No. 1 to the Registration Statement of American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

(q)     (1)     Power of Attorney, dated September 10, 2014 (filed electronically as Exhibit q1 to Post-Effective Amendment No. 13 to the Registration Statement of American Century Growth Funds, Inc. on November 26, 2014, File No. 333-132114, and incorporated herein by reference).

(2)     Secretary’s Certificate, dated September 22, 2014 (filed electronically as Exhibit q2 to Post-Effective Amendment No. 13 to the Registration Statement of American Century Growth Funds, Inc. on November 26, 2014, File No. 333-132114, and incorporated herein by reference).

Item 29. Persons Controlled by or Under Common Control with Registrant

The directors of the Registrant serve, in substantially identical capacities, seven registered investment companies in the American Century family of funds. In addition, the officers of the Registrant serve as officers for 15 registered investment companies in the American Century family of funds, each of which has American Century Investment Management, Inc. as its investment advisor. Nonetheless, the Registrant takes the position that it is not under common control with other American Century investment companies because the power residing in the respective boards and officers arises as a result of an official position with the respective investment companies.

 Item 30. Indemnification

The Registrant is a Maryland corporation. Section 2-418 of the Maryland General Corporation Law allows a Maryland corporation to indemnify its officers, directors, employees and agents to the extent provided in such statute.

Article Eighth of the Registrant's Articles of Incorporation requires the indemnification of the Registrant's directors and officers to the extent permitted by Section 2-418 of the Maryland General Corporation Law, the Investment Company Act of 1940 and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 31. Business and Other Connections of Investment Advisor

In addition to serving as the Registrant’s advisor, American Century Investment Management, Inc. (ACIM) provides portfolio management services for other investment companies as well as for other business and institutional clients. Except as listed below, none of the directors or officers of the advisor are or have been engaged in any business, profession, vocation or employment of a substantial nature, other than on behalf of the advisor and its affiliates, within the last two fiscal years.

Edward Boyle (Vice President of ACIM). Served as Portfolio Manager, FX Concepts, principal address is 3 Park Ave, New York, NY 10016, 2007 to 2013.

Vinod Chandrashekaran (Senior Vice President of ACIM). Served as Head of Risk Management-Quantitative Equity and Global Macro strategies, BlackRock/Barclays Global Investors, principal address is 400 Howard Street, San Francisco, CA 94005, 2003 to 2013.

Nathan Chaudoin (Vice President of ACIM). Served as Senior Emerging Market Debt Product Specialist, HSBC Global Asset Management, principal address is 453 Fifth Avenue, New York, NY 10018, 2011 to 2014.

Radu Gabudean (Vice President of ACIM). Served as Vice President of Quantitative Strategies, Barclays Capital, principal address is 745 7th Avenue, New York, NY 10019, 2010 to 2013.

Margé Karner (Vice President of ACIM). Served as Principal Investment Officer, International Finance Corporation, principal address is 2121 Pennsylvania Avenue, NW, Washington, DC 20433, 2013 to 2014 and served as Senior Portfolio Manager, HSBC Global Asset Management, principal address is 453 Fifth Avenue, New York, NY 10018, 2010 to 2013.

Victor Zhang (Co-Chief Investment Officer of ACIM). Served as President, Chief Investment Officer and Chairman of the Investment Committee, Wilshire Funds Management, principal address is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, 2006 to 2014.

Peruvemba Satish (Senior Vice President of ACIM). Served as Managing Director & Chief Risk Officer and Senior Managing Director of Performance Based Strategies, Allstate Investments, principal address is 3075 Sanders Road, Suite G5D, Northbrook, IL 60062, 2010 to 2014.

The principal address for the advisor is 4500 Main Street, Kansas City, MO 64111.

Item 32. Principal Underwriters

I.     (a)     American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Growth Funds, Inc.
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust

American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

(b)     The following is a list of the directors and officers of ACIS as of September 23, 2014:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Peter Cieszko	Director, President and Chief Executive Officer	none

Sheila Hartnett-Devlin	Director and Senior Vice President	none

Steven J. McClain	Director and Senior Vice President	none

Joe Schultz	Director and Senior Vice President	none
Joseph D’Agostino	Senior Vice President	none

Gary P. Kostuke	Senior Vice President	none

Richard T. Luchinsky	Senior Vice President	none

Michael J. Raddie	Senior Vice President	none

Elizabeth A. Young	Chief Privacy Officer, Senior AML Officer and Vice President	none

Ward D. Stauffer	Secretary	Secretary

Charles A. Etherington	Assistant Secretary and General Counsel	Senior Vice President and General Counsel

Brian L. Brogan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Otis H. Cowan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Janet A. Nash	Assistant Secretary	Assistant Vice President and Assistant Secretary

David H. Reinmiller	Assistant Secretary	Vice President

Ryan Ander	Vice President	none

Jennifer L. Barron	Vice President	none

Matthew R. Beck	Vice President	none

Stacey L. Belford	Vice President	none

Hayden S. Berk	Vice President	none

Stacy Bernstein	Vice President	none

Andrew M. Billingsley	Vice President	none

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

James D. Blythe	Vice President	none

Don Bonder	Vice President	none

James H. Breitenkamp	Vice President	none

Bruce W. Caldwell	Vice President	none

Alan D. Chingren	Vice President	none

William Collins	Vice President	none

Chatten Cowherd	Vice President	none

D. Alan Critchell, Jr.	Vice President	none

Terry Daugherty	Vice President	none

Ellen DeNicola	Vice President	none

Christopher J. DeSimone	Vice President	none

David P. Donovan	Vice President	none

Ryan C. Dreier	Vice President	none

Joseph G. Eck	Vice President	none

Kevin G. Eknaian	Vice President	none

Jill A. Farrell	Vice President	none

William D. Ford	Vice President	none

Michael C. Galkoski	Vice President	none

Diane Gallagher	Vice President	none

Gregory O. Garvin	Vice President	none

Wendy Goodyear	Vice President	none

John (Jay) L. Green	Vice President	none

Scott A. Grouten	Vice President	none

Timothy R. Guay	Vice President	none

Steven Hanson	Vice President	none

Marni B. Harp	Vice President	none

Brett G. Hart	Vice President	none

Mark Hebeka	Vice President	none

Stacey L. Hoffman	Vice President	none

B.D. Horton	Vice President	none

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
Robert O. Houston	Vice President	none

Terence M. Huddle	Vice President	none

Matthew P. Huss	Vice President	none

Jennifer Ison	Vice President	none

Christopher T. Jackson	Vice President	none

Michael A. Jackson	Vice President	none

Cindy A. Johnson	Vice President	none

Wesley S. Kabance	Vice President	none

Aysun Kilic	Vice President	none

Matthew S. Kives	Vice President	none

Matthew Kobata	Vice President	none

Greg Koleno	Vice President	none

William L. Kreiling	Vice President	none

Jack R. Kulpa	Vice President	none

John A. Leis	Vice President	none

Edward Lettieri	Vice President	none

Dennis Logan	Vice President	none

Thomas C. McCarthy	Vice President	none

Jeff McCroy	Vice President	none

Joseph P. McGivney, Jr.	Vice President	none

Peter J. McHugh	Vice President	none

Christopher M. Monachino	Vice President	none

Debra K. Morris	Vice President	none

Sandra K. Morris	Vice President	none

Susan M. Morris	Vice President	none

David M. Murphy	Vice President	none

Kelly A. Ness	Vice President	none

John E. O’Connor	Vice President	none

Patrick J. Palmer	Vice President	none

Christy A. Poe	Vice President	none

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
William Rader	Vice President	none

Douglas K. Reber	Vice President	none

Cheryl Redline	Vice President and Treasurer	none

Daniel J. Roderigues	Vice President	none

Gerald M. Rossi	Vice President	none

Brett A. Round	Vice President	none

Keith Seidman	Vice President	none

Tracey L. Shank	Vice President	none

Amy D. Shelton	Vice President and Chief Compliance Officer	none

Daniel E. Shepard	Vice President	none

Steven Silverman	Vice President	none

Robert Timothy Stidham	Vice President	none

Michael W. Suess	Vice President	none

Michael T. Sullivan	Vice President	none

Stephen C. Thune	Vice President	none

Tina Ussery-Franklin	Vice President	none

Margaret E. VanWagoner	Vice President	none

Benjamin M. Williams	Vice President	none

Noah Wimmer	Vice President	none

J. Mitch Wurzer	Vice President	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

(c)     Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111 and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; JP Morgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245; and State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Item 34. Management Services - Not applicable.

Item 35. Undertakings - Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 10th day of December 2014.

American Century Capital Portfolios, Inc.
(Registrant)
By: *
Jonathan S. Thomas
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President and Director	December 10, 2014
Jonathan S. Thomas

*	Vice President, Treasurer and Chief Financial Officer	December 10, 2014
C. Jean Wade

*	Director	December 10, 2014
Thomas A. Brown

*	Director	December 10, 2014
Barry Fink

*	Director	December 10, 2014
Andrea C. Hall, Ph.D.

*	Director	December 10, 2014
Jan M. Lewis

*	Director and Chairman of the Board	December 10, 2014
James A. Olson

*	Director	December 10, 2014
M. Jeannine Strandjord

*	Director	December 10, 2014
John R. Whitten

*	Director	December 10, 2014
Stephen E. Yates

*By:	/s/ Ryan Blaine
Ryan Blaine
Attorney in Fact
(pursuant to Power of Attorney
dated September 10, 2014)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

EXHIBIT (a) (53)	Articles of Amendment of American Century Capital Portfolios, Inc., dated December 9, 2014.